Exhibit 99.1

Cavium, Inc. Announces Expiration of HSR Waiting Period
for Proposed Acquisition of QLogic Corporation

San Jose, Calif., August 2, 2016 – Cavium, Inc. (Nasdaq: CAVM) (“Cavium”), a leading provider of semiconductor products that enable intelligent processing for enterprise, data center, cloud, wired and wireless networking, today announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) in connection with its proposed acquisition of QLogic Corporation (“QLogic”) occurred at 11:59 p.m. EST on July 29, 2016.

As previously announced, Cavium has entered into a merger agreement under which Cavium will acquire QLogic for $11.00 in cash and 0.098 shares of Cavium common stock for each share of QLogic common stock, through an exchange offer (the “Offer”) followed by a merger of a wholly owned subsidiary of Cavium with and into QLogic. The expiration of the HSR Act waiting period satisfies one of the conditions required to consummate the Offer. The closing of the Offer remains subject to other customary conditions, including the tender of a majority of the outstanding shares of QLogic common stock.

The Offer is scheduled to expire at 12:00 midnight, New York City time, at the end of August 9, 2016, unless earlier extended or terminated. The terms and conditions of the Offer are described in the exchange offer documents, which have been mailed to QLogic stockholders and filed with the Securities and Exchange Commission (“SEC”).

About Cavium

Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing in enterprise, data center, cloud, wired and wireless service provider applications. Cavium offers a broad portfolio of integrated, software compatible processors ranging in performance up to 100 Gbps that enable secure, intelligent functionality in enterprise, data center, broadband and access & service provider equipment. Cavium’s processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium’s principal offices are in San Jose, California with design team locations in California, Massachusetts, India, and China. For more information, please visit: http://www.Cavium.com.

Cautionary Note Concerning Forward-Looking Statements:

Certain statements made herein, including, for example, information regarding the proposed transaction between Cavium and QLogic, the expected timetable for completing the transaction, and the potential benefits of the transaction, are “forward-looking statements.” These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the outcome of any legal proceedings that could be instituted against QLogic or its directors or Cavium related to the merger agreement; the possibility that various conditions to the consummation of the Cavium exchange offer and merger may not be satisfied or waived, including the receipt of all regulatory clearances related to the merger; the failure of Cavium to obtain the necessary financing pursuant to the arrangements set forth in the debt commitment letter delivered pursuant to the merger agreement or otherwise; uncertainty as to how many shares of QLogic common stock will be tendered into the Cavium exchange offer; the risk that the Cavium exchange offer and merger will not close within the anticipated time periods; risks related to the ultimate outcome and results of integrating the operations of Cavium and QLogic, the ultimate outcome of Cavium’s operating strategy applied to QLogic and the ultimate ability to realize synergies; the effects of the business combination on Cavium and QLogic, including the increased level of indebtedness resulting from the transaction, and the combined company’s future financial condition, operating results, strategy and plans; risks that the proposed transaction disrupts current plans and operations, and potential difficulties in employee retention as a result of the merger; the risk of downturns in the semiconductor and networking industries; the effects of local and national economic, credit and capital market conditions on the economy in general; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in our other reports and other public filings with the SEC, including, but not limited to, those detailed in QLogic’s Annual Report on Form 10-K for the year ended April 3, 2016, and Cavium’s Annual Report on Form 10-K for the year ended December 31, 2015 and Cavium’s most recent Quarterly Report on Form 10-Q filed with the SEC. The forward-looking statements contained herein are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This document relates to a pending business combination transaction between Cavium and QLogic. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Cavium has filed a registration statement on Form S-4 related to the transaction with the SEC, as amended, and may file amendments thereto. Cavium and a wholly-owned subsidiary of Cavium have filed a tender offer statement on Schedule TO (including a prospectus/offer to exchange, a related letter of transmittal and other exchange offer documents) related to the transaction with the SEC, as amended, and may file amendments thereto. QLogic has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC, as amended, and may file amendments thereto. QLogic and Cavium may also file other documents with the SEC regarding the transaction. This document is not a substitute for any registration statement, Schedule TO, Schedule 14D-9 or any other document which QLogic or Cavium may file with the SEC in connection with the transaction. Investors and security holders are urged to read the registration statement, the Schedule TO (including the prospectus/offer to exchange, related letter of transmittal and other exchange offer documents), the solicitation/recommendation statement on Schedule 14D-9 and the other relevant materials with respect to the transaction carefully and in their entirety, and to review any additional materials when they become available before making any investment decision with respect to the transaction, because they contain important information about the transaction.

The prospectus/offer to exchange, the related letter of transmittal and certain other exchange offer documents, as well as the solicitation/recommendation statement, will be made available to all holders of QLogic’s stock at no expense to them. The exchange offer materials and the solicitation/recommendation statement are available for free at the SEC’s website at www.sec.gov. Additional copies of the exchange offer materials and the solicitation/recommendation statement may be obtained for free by contacting Cavium’s Investor Relations department at (408) 943-7417 or at angel.atondo@cavium.com. Additional copies of the solicitation/recommendation statement may be obtained for free by contacting QLogic’s Investor Relations department at (949) 542-1330 or at doug.naylor@qlogic.com.

In addition to the prospectus/offer to exchange, the related letter of transmittal and certain other exchange offer documents, as well as the solicitation/recommendation statement, Cavium and QLogic file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by Cavium and QLogic at the SEC’s website at http://www.sec.gov.

Cavium Contact

Angel Atondo

Sr. Marketing Communications Manager

Telephone: +1 408-943-7417

Email: angel.atondo@cavium.com